Greenlight Capital Re, Ltd. 2022 Investor Day Presentation Thursday, November 17, 2022 1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Investor Presentation (this "Presentation") is intended solely for the informational purposes of the persons to whom it is presented in connection with the 2022 Investor Day of Greenlight Capital Re, Ltd. (the "Company") to be held on November 17, 2022.

This Presentation includes certain forward-looking statements, estimates, and projections provided by the Company that reflect management's views regarding the anticipated future financial and operating performance of the Company. Forward-looking statements are statements that are not historical, including statements regarding operational and financial plans, terms and performance of the Company and other projections or predictions of the future. Forward-looking statements are typically identified by such words as "project," "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should," and "could" and similar expressions. Such statements, estimates, and projections reflect numerous assumptions concerning anticipated results, trends and markets that the Company's leadership team believes will impact the Company's development and success based on its current understanding of the industry. The forward-looking statements contained in this Presentation are based on the Company's current expectations and beliefs containing future developments and their potential effects on the Company. As these assumptions may or may not prove to be correct and there are numerous factors which will affect the Company's actual results (many of which are beyond the Company's control), there can be no assurances that any projected results are attainable or will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise. The Company's actual results may differ materially from those set forth in this Presentation. Accordingly, no representations are made as to the accuracy, reasonableness or completeness of such statements, estimates, or projections.

Certain information contained herein has been derived from publicly available sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources including reports by market research firms. The Company has not independently verified the accuracy or completeness of any such third-party information. None of the Company, its subsidiaries, their respective affiliates or their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents makes any representation or warranty as to the accuracy, reasonableness or completeness of the information contained in this Presentation, and shall have no liability for any representations or warranties (expressed or implied) contained in, or for any omissions from or errors in, this Presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation of the Company and this Presentation. The information in this Presentation speaks only as of the date of this Presentation and is subject to change. The Company is under no obligation to update, amend or supplement this Presentation or any information contained herein. You are cautioned not to give undue weight to such industry and market data. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners.

This Presentation contains financial forecasts with respect to the Company's projected financial results and operating data, as well as our long-term guidance. Neither the Company's independent auditors, nor its independent registered public accounting firm, has audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those references under "forward-looking statements" above. Accordingly, there can be no assurance that the prospective results are indicative of the Company's future performance or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in such prospective financial information will be achieved.

This Presentation and any oral statements made in connection with this Presentation shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of any securities, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Neither the SEC nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. Nothing in this Presentation constitutes investment, tax or legal advice or a recommendation regarding any securities. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, must make your own decisions and perform your own independent investment and analysis, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

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INVESTMENT PORTFOLIO DISCLOSURE 3 All information provided for Solasglas Investments, LP is for informational purposes only and should not be deemed as investment advice or a recommendation to purchase or sell any specific security. Performance returns reflect the total returns, net of fees and expenses. Returns are net of either the modified high water mark incentive allocation of 10% or the standard 20% incentive allocation. All figures are unaudited. Greenlight Re and DME Advisors, LP (“DME”) do not undertake to update any information contained herein as a result of audit adjustments or other corrections. Past performance is not indicative of future results. Actual returns may differ from the returns presented. Reference to an index does not imply that the fund will achieve returns, volatility or other results similar to the index. The total returns for the index do not reflect the deduction of any fees or expenses which would reduce returns. All exposure information is calculated on a delta-adjusted basis and excludes “macro” positions, which may include, but are not limited to, government debt, currencies, commodities, credit default swaps, interest rate swaps, volatility indexes, credit indexes and derivatives on any of these instruments. However, equity indexes and derivatives on such instruments are included in long/short exposure. The largest disclosed long positions represent individual issuers to which the Solasglas has the highest exposure. All weightings, exposure, attribution and performance contribution information are the result of classifications and assumptions made in the sole judgment of DME. The specific investments identified and described are not representative of all the positions held, purchased, or sold, and in the aggregate, the information may represent a small percentage of activity. It should not be assumed that any position identified has or will be profitable. There can be no guarantee that similar investment opportunities will be available in the future or that DME will be able to exploit similar investment opportunities should they arise. The information presented is intended to provide insight into the noteworthy events, in the sole opinion of the presenter, affecting the portfolio. The opinions expressed represent the current, good faith views of DME at the time of publication and are provided for limited purposes, are not definitive investment advice, and should not be relied on as such.

Simon Burton Chief Executive Officer Faramarz Romer Chief Accounting Officer & Treasurer Richard Strommer Chief Actuary Regan Cairns* Chief Underwriting Officer - Cayman Pat O’Brien Chief Executive Officer - Ireland Brian O’Reilly Head of Innovations Tom Curnock Chief Risk Officer Andy Gladwin Active Underwriter – Syndicate 3456 Neil Greenspan Chief Financial Officer Laura Accurso General Counsel Finbar Griffin Chief Underwriting Officer - Ireland Kagabo Ngiruwonsanga* Head of Innovation Underwriting MANAGEMENT TEAM *Pending regulatory/immigration approvals 4

OVERVIEW 01 OBJECTIVES 02 STRATEGY OVERVIEW 03 04 PAST PERFORMANCE FUTURE OPPORTUNITY SOLASGLAS 05 UNDERWRITING AND INNOVATIONS 06 FINANCIAL UPDATE 07 08 QUESTIONS AND ANSWERS AGENDA 5

GREENLIGHT CAPITAL RE, LTD. $565 million Gross Written Premiums $1.5 billion Total Assets $467 million Consolidated GAAP Capital 45 Employees 29 Innovation Partners Reinsurance Insurance Greenlight Reinsurance, Ltd. Greenlight Reinsurance Ireland dac Syndicate 3456 (Lloyd’s) Entities & Licensing 6 A.M. Best rating1 A- A- A 1 This rating represents the rating agency's opinion of our financial strength and ability to meet our ongoing insurance policy and contract obligations. It is not an evaluation directed toward the protection of investors or a recommendation to buy, sell, or hold our Class A ordinary shares. Year ended December 31st 2021 At September 30, 2022 At September 30, 2022 As of November 11th 2022 As of November 11th 2022

OUR OBJECTIVE Maximize growth in Book Value Per Share within risk and operating constraints 7

Open Market Underwriting THREE STRATEGIC PILLARS Combination of lead and follow business determined by expertise and market intelligence Small scale allows consistent review of all risks and dynamic allocation of capacity to best opportunities Focus on short- and medium-tail risks where we can compete on similar terms with larger peers Innovations Leverage investment to provide optionality to participate in (re)insurance business Early-stage investments For each investment, we have a high level of: - influence - diversification - option on future business 8 Solasglas Investments Designed to achieve higher rates of return over the long term than more traditional investment strategies Low correlation to underwriting Long-short strategy reduces market exposure Liquid portfolio No material direct interest rate risk

UNDERWRITING PERFORMANCE VS. PEERS – COMBINED RATIOS 9Source: public disclosures. Reinsurance segment results used when reported.

INNOVATIONS INVESTMENTS $21.5M Deployed $60.6M1 Carry value 49.5% IRR (excluding internal expenses) Recorded significant and consistent unrealized investment gains over the last two years 10 1See Note 4 of our condensed consolidated financial statements in our Form 10-Q for the nine months ended September 30, 2022, for a description of the accounting treatment applied to our Innovations investments.

SOLASGLAS PERFORMANCE (net of fees) 2022 through October: 18.2% 2021 full year: 7.5% 11 -10 -5 0 5 10 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec R e tu rn (% ) 2021 2022

PRESERVATION OF CAPITAL Change in GAAP Shareholders' Equity – YTD 2022 -1.9% -12.9% -15.2% -16.2% -16.4% -19.7% -23.5% -24.6% -23.7% -26.3% -29.9% -30.8% -49.5% Greenlight Re Arch Capital SCOR Markel Corp SiriusPoint Axis Capital Partner Re Everest Re Argo Group Renaissance Re Holdings Hannover Re Munich Re Swiss Re AG 12Source: public disclosures.

PRICE-TO-BOOK Share prices at November 11th, 2022, close and book values at Q3 2022 per public disclosures. 13

UNDERWRITING OPPORTUNITY IS SIGNIFICANT 2022 reinsurance pricing conditions were the best we have seen in over a decade 2023 pricing conditions are likely to be better than 2022, perhaps significantly Emergent pressures in 2022: • Ukraine war • Rapid increase in inflation • Bond valuations • Hurricane Ian LLOYD’S HAS RECORDED 19 CONSECUTIVE QUARTERS OF PRICE IMPROVEMENTS -1.6% 3.2% 5.4% 10.8% 10.7% 7.7% 2017 2018 2019 2020 2021 2022 H1 Lloyd’s Risk Adjusted Rate Change 14

INVESTMENT OUTLOOK Innovations Solasglas Investments Prospective opportunities: • We believe early stage valuations are more attractive than in 2021 • Profitable MGAs are currently highly valued Existing book: • Our five largest partners (representing 77% of our carry value) have raised capital since October 2021 and we consider them well-funded • Some partners are past the highest-risk phase of their execution Disciplined value-oriented strategy has been a significant contributor during the market turmoil of the last year 15

ENVIRONMENTAL, SOCIAL, & GOVERNANCE We run our business as good corporate citizens & constructively engage with all of our stakeholders Environmental Social Governance Across our underwriting book we intend to support a responsible “net zero” transition We support diversity, equality and inclusion We publish statistics on our workforce by gender, sexual orientation and race We support local charities and provide scholarships to foster youth education In 2022, we revised executive compensation plans with increased focus on performance and shareholder alignment During 2021 our Board was refreshed and diversity improved 16

Underwriting and Innovations PATRICK O’BRIEN Chief Executive Officer – Ireland BRIAN O’REILLY Head of Innovations 17

OPEN MARKET REINSURANCE UNDERWRITING We offer treaty reinsurance across a broad range of classes through our reinsurance entities in Cayman Islands and Ireland Our focus is on underwriting reinsurance business profitably and in a disciplined manner Our major operational priority is to take advantage of the market opportunities in the reinsurance sector following the completion of the repositioning of our portfolio Open Market Reinsurance Aviation and Space Marine and Energy Terror and Political Risk Mortgage Property Financial Lines Casualty (Auto, General Liability, Work Comp, D&O) Professional Lines Cyber Funds at Lloyd’s Whole Account Quota Share of Lloyd’s Syndicates 18

OPEN MARKET REINSURANCE UNDERWRITING ▪ Portfolio is well-diversified by line of business and cedant ▪ Generally, we are a following market – we benefit from the insights of recognized leaders ▪ Client list includes Lloyds and large global insurers ▪ Only 7% of current in-force premium was on the books in 2017 19

OPEN MARKET REINSURANCE UNDERWRITING FUNDS AT LLOYD’S A significant capital provider at Lloyd's 15 Syndicates for 2022 Year of Account ▪ Lloyd’s track record post-loss-event is favorable ▪ FAL portfolio characteristics: ▪ Relatively low natural cat risk ▪ High level of risk diversification ▪ High level of capital efficiency ▪ Non-cat loss ratio and expense ratio have reduced significantly ▪ 19 quarters of rate increases ▪ Lloyd's has demonstrated improvements in efficiency and profitability: ▪ Generates additional reinsurance opportunities 20

OPEN MARKET REINSURANCE UNDERWRITING PROPERTY CAT Reduced our Cat appetite, with a material reduction in Florida exposure 15 Syndicates for 2022 Year of Account Hurricanes Harvey, Irma, and Maria struck in 2017, and cost us $56m. We estimate our current exposure to a repeat of these events at $24m. Proforma is based on estimate of reoccurrence of HIM loss on in-force book as at September 30 th 2022 21

INNOVATIONS OVERVIEW We partner with and support early-stage Insurtechs Currently, 29 minority investments We are a market leader in early stage Insurtech space We consider opportunities to monetize our market position Capital Expertise Portfolio companies benefit from our: Network Reinsurance Capacity Risk RetentionInsurance Paper 22

INNOVATIONS – STRATEGIC BENEFIT Access differentiated markets •Lower volatility business •New geographies •Specialized expertise Better Counterparty Relationship •Long-term focused •Reduced frictional cost •High transparency Improved Positioning •Expanded opportunity set •Differentiated value proposition •Better understanding of shifting market dynamics Investment Upside •Benefit from our value creation • Improved alignment with counterparties Strategic Benefits 23

SELECTED INNOVATIONS PARTNERS Boating Battery Health Vacation Rental Amateur Sports Cargo Delay Invoice Protection Landlord Protection Travel Embedded Audit Protection Homeowners Construction Workers' Comp Auto Health Financial Small Commercial Niche Products Established Products 24 Title

INNOVATIONS UNDERWRITING Our primary driver in making Insurtech investments is to support our (re)insurance business Approach: Success To Date: ▪ We offer insurance capacity to our Innovations partners through Syndicate 3456 at Lloyd’s ▪ We offer reinsurance capacity to our Innovations partners via fronting carriers, through our reinsurers in the Cayman Islands and Ireland ▪ Seeking opportunities that are accretive to our underwriting portfolio ▪ We currently provide underwriting capacity to 15 of our Innovations partners ▪ Premium generated by Innovations opportunities represented 12% of Net Written Premium YTD September 30, 2022 ▪ We expect this Innovations-related premium to grow significantly in 2023 and beyond 25

Solasglas DAVID EINHORN Chairman of the Board 26

INVESTMENT APPROACH 27 ● Greenlight Capital, an affiliate of DME Advisors, was founded in 1996 ● DME Advisors analyzes available financial data, business strategies, and prospects to identify undervalued and overvalued securities ● Greenlight Re has implemented this value-oriented investment strategy since its formation ● Goal is to maximize total risk-adjusted return ● Average gross exposure of 88% long and 55% short between Aug 2004 – Sep 2022

INVESTMENT PORTFOLIO 28 ● Solasglas Investments, LP is the fund that holds all investment assets managed by DME Advisors ● DME Advisors is the general partner and owns approximately 26% of Solasglas ● Investment Portfolio is 50% of Greenlight Re’s Adjusted Surplus ● Largest longs as of Oct 31, 2022: Brighthouse Financial, CONSOL Energy, Green Brick Partners, Kyndryl Holdings and Teck Resources ● 2022 performance (through Oct 31, 2022): +18.2% vs. S&P 500 index: -17.7%

HISTORICAL INVESTMENT PERFORMANCE 29 Investment Returns Net of Fees 5.2% 14.2% 24.4% 5.9% (17.6%) 32.1% 11.0% 2.1% 7.1% 19.6% 8.7% (20.2%) 7.2% 1.5% (30.3%) 9.3% 1.4% 7.5% 18.2% -40% -30% -20% -10% 0% 10% 20% 30% 40% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Annualized Returns 1-year 26.2% 3-year 9.1% 5-year -0.5% Since inception 4.7% (1) (1) Through October 31, 2022. See “Investment Portfolio Disclosure” at the beginning of the presentation.

SOLASGLAS RISK MANAGEMENT 30 ● Tighter investment guidelines and risk management post-2018 ● Have reduced gross and net exposure in 2022 ● Short portfolio changes: ○ Reduced single-name exposure due to meme stock phenomenon ○ Manage exposure through a combination of smaller position sizes and index/basket hedges ● Reduce sector risk by hedging with baskets of highly-correlated securities

IS VALUE INVESTING DEAD? 31 -$400 -$200 $0 $200 $400 $600 $800 $1,000 F u n d F lo w s ( $ b ill io n s ) U.S. Flow of Funds Passive Active Source: Morningstar data compiled by PWL Capital, https://www.pwlcapital.com/resources/the-passive-vs-active-fund-monitor-2021/

DME ADVISORS’ CURRENT VIEW 32 ● We are in a bear market that is likely to continue ● There is significant volatility in financial markets and a wider range of possible outcomes ● The Federal Reserve is in a bind ○ It has a systemic and embedded inflation problem ○ The economy has begun to slow ● Housing inflation will keep CPI elevated; wages are rising and sticky ● Ultimately, tightening will pose risks to financial stability and the Fed will be forced to ease before defeating inflation

SOLASGLAS PORTFOLIO POSITIONING 33 ● On the long side: ○ The bar is high for new longs ○ Only one large position bought this year ○ Focused on high expected cash-on-cash returns ● On the short side: ○ Unprofitable companies ○ Event specific shorts ○ Specific hedges for large positions ● Manage exposures tightly and stockpile dry powder for upcoming opportunity set

SOLASGLAS PORTFOLIO POSITIONING: MACRO 34 ● Macro overlay to protect from exogenous shocks ● 2022 year-to-date attribution of returns ● Credit spreads for tail risk ● Inflation swaps and interest rate derivatives ● Gold has been a detractor this year Gross Attribution Longs -1.8% Shorts 20.4% Macro 3.1%

CAPITAL MANAGEMENT 35 ● There are several competing uses for Greenlight Re’s capital ○ Underwriting activities ○ Insurtech investments at our Innovations unit ○ Investment in Solasglas fund ○ Share buybacks ● There is tension between these uses of capital: ○ Share buybacks at the current discount to book value are the best short-term use of capital ○ But it reduces our equity and makes the business less competitive and more expensive to run

CAPITAL MANAGEMENT 36 ● Convertible notes ○ We issued $100 million of convertible notes in August 2018 ○ Repurchased $20 million as of October 2022 ○ Intend to refinance all or in part in an effort to preserve financial flexibility ● Solasglas fund ○ Greenlight Re expects to increase the allocation from 50% to 60% of Adjusted Surplus starting January 1

Financial Update NEIL GREENSPAN Chief Financial Officer 37

ASSETS AT SEPTEMBER 30, 2022 (unaudited) (Total assets: $1.5 billion) Investment in Solasglas 13% Other investments 4% Cash and cash equivalents 2% Restricted cash and cash equivalents 43% Reinsurance balances receivable 31% Deferred acquisition costs 5% Other assets 2% 38

LIABILITIES AT SEPTEMBER 30, 2022 (unaudited) (Total liabilities: $1.1 billion) Loss reserves 51% Unearned premium 28% Reinsurance balances payable 10% Convertible senior notes payable 9% Other liabilities 2% 39

RESERVE STABILITY Prior-year development: Q1 2011 – Q3 2022 (2022 unaudited) 40

Financial FAQs 41 FARAMARZ ROMER Chief Accounting Officer & Treasurer

Question 1: what is deposit interest expense? FY 2016 – 2020: < $1m in total FY 2021: $12m YTD 2022 (unaudited): $6m 42 We apply deposit accounting to reinsurance contracts that do not transfer sufficient insurance risk to merit reinsurance accounting Heavily structured transactions: no longer a significant part of our underwriting strategy Significant counterparty risk: no longer any part of our underwriting strategy

Question 2: is restricted cash available for... …investing in Solasglas? ….buying back stock or the convertible notes? ….generating investment return? At September 30, 2022 (unaudited): ▪ Restricted cash and cash equivalents: $649 million ▪ Total assets: $1.5 billion 43

Restricted Cash ▪ Required to collateralize reinsurance obligations to cedants ▪ Amount dictated by contractual terms ▪ Provided via LOCs and Trusts 44

Restricted Cash 45 * December rates estimated

Restricted Cash 46 * Unaudited

CONCLUSION We believe that all components of our strategy poised to continue functioning well Underwriting Innovations Solasglas ▪ Market conditions are the best in more than a decade ▪ Reinsurance is cyclical and results lag; rate has decoupled from risk in some areas ▪ We are a market leader in early-stage Insurtech sector ▪ Underwriting and investment market conditions are both compelling ▪ Value-oriented strategy has been a significant contributor during recent market turmoil 47

Question & Answer Session NEIL GREENSPAN Chief Financial Officer FARAMARZ ROMER Chief Accounting Officer & Treasurer DAVID EINHORN Chairman of the Board PATRICK O’BRIEN Chief Executive Officer – Ireland SIMON BURTON Chief Executive Officer BRIAN O'REILLY Head of Innovations 48

THANK YOU 49